                            Global Structured Finance

                                  BoAMS 2003-6
                                  30 Year Fixed
                            Collateral Summary Report

                               Jul 14, 2003 11:35


1. General Pool Characteristics

Pool Size: $800,680,097.46
Loan Count: 1,585
Cut-off Date: 2003-07-01
Avg. Loan Balance: $505,160.94
Avg. Orig. Balance: $505,514.87
W.A. FICO*: 746
W.A. Orig. LTV: 64.96%
W.A. Cut-Off LTV: 64.92%
W.A. Gross Coupon: 5.846%
W.A. Net Coupon: 5.594%
W.A. Administration Fee: 0.252%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.58%
% over 100 COLTV: 0.00%
% with PMI: 0.48%
% over 80 with PMI: 82.84%
W.A. MI Coverage: 24.23%
W.A. MI Adjusted LTV: 64.79%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.76%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.


                                       Top


2. Original Balance

                      Original Balance          Percent

                      250,001 - 350,000            4.17%
                      350,001 - 450,000           32.89
                      450,001 - 550,000           23.88
                      550,001 - 650,000           16.40
                      650,001 - 750,000            9.33
                      750,001 - 850,000            3.43

                            850,001 - 950,000           2.35
                            950,001 - 1,050,000         6.68
                          1,050,001 - 1,150,000         0.27
                          1,150,001 - 1,250,000         0.61
                          Total:                      100.00%

Average: $505,514.87
Lowest: $298,000.00
Highest: $1,250,000.00


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3. Cut-Off Balance
                          Cut-Off Balance            Percent

                            200,001 - 300,000           0.04%
                            300,001 - 400,000          22.29
                            400,001 - 500,000          28.98
                            500,001 - 600,000          18.49
                            600,001 - 700,000          12.02
                            700,001 - 800,000           6.42
                            800,001 - 900,000           3.50
                            900,001 - 1,000,000         7.25
                          1,000,001 - 1,100,000         0.39
                          1,100,001 - 1,200,000         0.14
                          1,200,001 - 1,300,000         0.47
                          Total:                      100.00%

Average: 505,160.94
Lowest: 297,405.18
Highest: 1,248,725.56


                                       Top


4. Lien Position

                          Lien Position              Percent

                          1                           100.00%
                          Total:                      100.00%

                                       Top


5. Coupon
                            Coupon           Percent

                            5.001 - 5.125        0.09%
                            5.126 - 5.250        0.44
                            5.251 - 5.375        1.44
                            5.376 - 5.500        6.39
                            5.501 - 5.625       11.75
                            5.626 - 5.750       22.33
                            5.751 - 5.875       27.97
                            5.876 - 6.000       17.28
                            6.001 - 6.125        7.52
                            6.126 - 6.250        2.86
                            6.251 - 6.375        1.26
                            6.376 - 6.500        0.23
                            6.501 - 6.625        0.30
                            6.626 - 6.750        0.10
                            6.876 - 7.000        0.04
                            Total:             100.00%

W.A.: 5.846
Lowest: 5.125
Highest: 7.000


                                       Top


6. Credit Score*

                            Credit Score*    Percent

                            801 - 850            3.21%
                            751 - 800           49.95
                            701 - 750           33.90
                            651 - 700           10.20
                            601 - 650            2.74
                            Total:             100.00%

W.A.: 746
Lowest: 620
Highest: 837


                                       Top


7. PMI Providers

                            PMI Providers    Percent

                            None               99.52%
                            GEMIC               0.20
                            UGRIC               0.14
                            RMIC                0.10
                            RADIAN              0.04
                            Total:            100.00%


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8. Product Type

                            Product Type     Percent

                            30 YR FIXED        98.46%
                            25 YR FIXED         0.85
                            20 YR FIXED         0.58
                            29 YR FIXED         0.06
                            27 YR FIXED         0.05
                            Total:            100.00%


                                       Top


9. Loan Purpose

                            Loan Purpose     Percent

                            R/T Refi           61.54%
                            Purchase           25.07
                            C/O Refi           13.39
                            Total:            100.00%


                                       Top

10. Loan Type

                         Loan Type              Percent

                         CONVENTIONAL           100.00%
                         Total:                 100.00%

                                       Top

11. Property Type

                       Property Type             Percent

                        SFR                        73.41%
                        PUD Detach                 20.19
                        Condo                       4.87
                        2-Family                    0.82
                        PUD Attach                  0.55
                        3-Family                    0.09
                        4-Family                    0.06
                        Total:                    100.00%

                                       Top


12. Occupancy Status

                      Occupancy Status      Percent

                         Primary                 90.07%
                         Secondary                9.93
                         Total:                 100.00%

                                       Top


13. Documentation

                        Documentation        Percent

                          Rapid               52.04%
                          Reduced             28.51
                          Standard            16.97
                          All Ready Home       2.47

                         Total:                 100.00%

                                       Top


14. State

                        State                 Percent

                        California              49.93%
                        Maryland                 5.23
                        Illinois                 5.18
                        Florida                  4.44
                        Massachusetts            3.47
                        Other                   31.76
                        Total:                 100.00%

                                       Top


15. Zip Code

                        Zip Code              Percent

                        27927                    0.76%
                        94010                    0.75
                        20815                    0.73
                        94549                    0.69
                        94539                    0.66
                        Other                   96.42
                        Total:                 100.00%

                                       Top


16. OLTV

                        OLTV                  Percent

                       *** 20.00                 0.71%
                       20.01 - 25.00             0.63
                       25.01 - 30.00             0.77
                       30.01 - 35.00             1.23
                       35.01 - 40.00             3.05

*** Less than or equal to

                              40.01 - 45.00              4.20
                              45.01 - 50.00              6.47
                              50.01 - 55.00              6.32
                              55.01 - 60.00              9.30
                              60.01 - 65.00             11.03
                              65.01 - 70.00             12.99
                              70.01 - 75.00             12.26
                              75.01 - 80.00             30.45
                              80.01 - 85.00              0.09
                              85.01 - 90.00              0.36
                              90.01 - 95.00              0.13
                              Total:                   100.00%

W.A.: 64.96%
Lowest: 3.41%
Highest: 95.00%

                                       Top

17. Cut-Off LTV

                               Cut-Off LTV             Percent

                              ***20.00                  0.71%
                              20.01 - 25.00             0.63
                              25.01 - 30.00             0.77
                              30.01 - 35.00             1.23
                              35.01 - 40.00             3.05
                              40.01 - 45.00             4.20
                              45.01 - 50.00             6.57
                              50.01 - 55.00             6.39
                              55.01 - 60.00             9.17
                              60.01 - 65.00            11.04
                              65.01 - 70.00            13.10
                              70.01 - 75.00            12.22
                              75.01 - 80.00            30.33
                              80.01 - 85.00             0.09
                              85.01 - 90.00             0.36

*** Less than or equal to

                     90.01 - 95.00                     0.13
                     Total:                          100.00%

W.A.: 64.92%
Lowest: 3.41%
Highest: 95.00%

                                       Top

18. Delinquency*

                     Delinquency*                    Percent

                     0-29 days                       100.00%
                     Total:                          100.00%

* MBA method
                                       Top

19. Times 30 Days

                     Times 30 Days                   Percent

                     0                                99.66%
                     1                                 0.34
                     Total:                          100.00%

                                       Top


20. Prepay Penalty Flag

                     Prepay Penalty Flag             Percent

                     N                               100.00%
                     Total:                          100.00%

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21. Prepay Penalty Term

                     Prepay Penalty Term             Percent

                     0                               100.00%
                     Total:                          100.00%

W.A.: 0.0
Lowest: 0
Highest: 0

                                       Top

22. Buydown Agreement

                     Buydown Agreement               Percent

                     N                                99.94%
                     Y                                 0.06
                     Total:                          100.00%

                                       Top

23. Original Term

                     Original Term                   Percent

                     240                               0.58%
                     300                               0.85
                     324                               0.05
                     348                               0.06
                     360                              98.46
                     Total:                          100.00%

W.A.: 358.8 months
Lowest: 240 months
Highest: 360 months

                                       Top

24. Scheduled Remaining Term

                     Scheduled Remaining Term        Percent

                     235 - 240                         0.58%
                     289 - 294                         0.06
                     295 - 300                         0.78
                     301 - 342                         0.05
                     343 - 348                         0.06
                     349 - 354                         0.14

                     355 - 360                        98.32
                     Total:                          100.00%

W.A.: 358.1 months
Lowest: 239 months
Highest: 360 months

                                       Top

25. Cut-Off Loan Age

                     Cut-Off Loan Age                Percent

                     = 0                              51.85%
                     1 - 6                            48.09
                     7 - 12                            0.06
                     Total:                          100.00%

W.A.: 0.6 months
Lowest: 0 months
Highest: 9 months

                                       Top

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-6
                                  15 Year Fixed
                            Collateral Summary Report

                               Jul 14, 2003 11:33


1. General Pool Characteristics

Pool Size: $351,014,371.57
Loan Count: 687
Cut-off Date: 2003-07-01
Avg. Loan Balance: $510,937.95
Avg. Orig. Balance: $512,340.86
W.A. FICO*: 747
W.A. Orig. LTV: 56.20%
W.A. Cut-Off LTV: 56.05%
W.A. Gross Coupon: 5.374%
W.A. Net Coupon: 5.122%
W.A. Administration Fee: 0.252%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 177 months
W.A. Age: 1 months
% over 80 COLTV: 0.37%
% over 100 COLTV: 0.00%
% with PMI: 0.37%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 8.24%
W.A. MI Adjusted LTV: 56.02%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.39%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

                                       Top


2. Original Balance

                     Original Balance                Percent

                     250,001 - 350,000                  5.61%
                     350,001 - 450,000                 28.99
                     450,001 - 550,000                 24.85
                     550,001 - 650,000                 16.68
                     650,001 - 750,000                 10.58
                     750,001 - 850,000                  2.30

                     850,001 - 950,000                  4.63
                     950,001 - 1,050,000                4.70
                     1,050,001 - 1,150,000              0.94
                     1,150,001 - 1,250,000              0.71
                     Total:                           100.00%

Average: $512,340.86
Lowest: $319,500.00
Highest: $1,250,000.00

                                       Top

3. Cut-Off Balance

                     Cut-Off Balance                 Percent

                     300,001 - 400,000                 20.67%
                     400,001 - 500,000                 27.10
                     500,001 - 600,000                 21.03
                     600,001 - 700,000                 11.03
                     700,001 - 800,000                  8.03
                     800,001 - 900,000                  2.91
                     900,001 - 1,000,000                7.59
                     1,000,001 - 1,100,000              0.94
                     1,200,001 - 1,300,000              0.71
                     Total:                           100.00%


Average: 510,937.95
Lowest: 314,931.31
Highest: 1,250,000.00

                                       Top

4. Lien Position

                     Lien Position                   Percent

                     1                                100.00%
                     Total:                           100.00%

                                       Top

5. Coupon
                         Coupon                  Percent

                         4.751 - 4.875              0.38%
                         4.876 - 5.000              2.46
                         5.001 - 5.125              8.74
                         5.126 - 5.250             22.82
                         5.251 - 5.375             29.36
                         5.376 - 5.500             27.34
                         5.501 - 5.625              6.13
                         5.626 - 5.750              2.51
                         5.751 - 5.875              0.11
                         5.876 - 6.000              0.16
                         Total:                   100.00%

W.A.: 5.374
Lowest: 4.875
Highest: 6.000

                                       Top

6. Credit Score*

                         Credit Score*           Percent

                         801 - 850                  3.67%
                         751 - 800                 49.97
                         701 - 750                 32.97
                         651 - 700                 11.82
                         601 - 650                  1.57
                         Total:                   100.00%

W.A.: 747
Lowest: 621
Highest: 827

                                       Top

7. PMI Providers

                         PMI Providers           Percent

                         None                      99.63%

                          RMIC                     0.25
                          GEMIC                    0.12
                          Total:                 100.00%

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8. Product Type

                          Product Type           Percent

                          15 YR FIXED             95.20%
                          10 YR FIXED              3.35
                          13 YR FIXED              0.65
                          14 YR FIXED              0.56
                          12 YR FIXED              0.12
                          11 YR FIXED              0.12
                          Total:                 100.00%

                                       Top

9. Loan Purpose
                          Loan Purpose           Percent

                          R/T Refi                79.36%
                          C/O Refi                12.02
                          Purchase                 8.62
                          Total:                 100.00%

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10. Loan Type

                          Loan Type              Percent

                          CONVENTIONAL           100.00%
                          Total:                 100.00%

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11. Property Type

                          Property Type          Percent

                          SFR                     73.66%
                          PUD Detach              21.49
                          Condo                    4.23
                          PUD Attach               0.32
                          2-Family                 0.29
                          Total:                 100.00%

                                       Top

12. Occupancy Status

                          Occupancy Status       Percent

                          Primary                 90.15%
                          Secondary                9.85
                          Total:                 100.00%

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13. Documentation

                          Documentation          Percent

                          Rapid                   43.87%
                          Reduced                 39.06
                          Standard                15.57
                          All Ready Home           1.51
                          Total:                 100.00%

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14. State

                          State                  Percent

                          California              49.90%
                          Florida                  7.64
                          Illinois                 4.47
                          Texas                    3.50
                          North Carolina           3.43

                          Other                   31.06
                          Total:                 100.00%

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15. Zip Code

                          Zip Code               Percent

                          90266                    1.39%
                          94010                    1.28
                          94506                    0.90
                          94303                    0.80
                          94549                    0.78
                          Other                   94.84
                          Total:                 100.00%

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16. OLTV

                          OLTV                   Percent

                          *** 20.00                1.88%
                          20.01 - 25.00            1.76
                          25.01 - 30.00            3.01
                          30.01 - 35.00            4.68
                          35.01 - 40.00            4.34
                          40.01 - 45.00            9.39
                          45.01 - 50.00           10.10
                          50.01 - 55.00            9.49
                          55.01 - 60.00           10.53
                          60.01 - 65.00           11.90
                          65.01 - 70.00           10.52
                          70.01 - 75.00            9.98
                          75.01 - 80.00           12.04
                          80.01 - 85.00            0.23
                          85.01 - 90.00            0.14
                          Total:                 100.00%

*** Less than or equal to

W.A.: 56.20%
Lowest: 7.67%
Highest: 86.77%

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17. Cut-Off LTV

                          Cut-Off LTV            Percent

                          *** 20.00                 1.99%
                          20.01 - 25.00            1.76
                          25.01 - 30.00            2.90
                          30.01 - 35.00            4.68
                          35.01 - 40.00            4.59
                          40.01 - 45.00            9.26
                          45.01 - 50.00           10.12
                          50.01 - 55.00            9.46
                          55.01 - 60.00           10.55
                          60.01 - 65.00           11.88
                          65.01 - 70.00           10.42
                          70.01 - 75.00           10.07
                          75.01 - 80.00           11.95
                          80.01 - 85.00            0.23
                          85.01 - 90.00            0.14
                          Total:                 100.00%

W.A.: 56.05%
Lowest: 7.64%
Highest: 86.15%

                                       Top

18. Delinquency*

                          Delinquency*           Percent

                          0-29 days              100.00%
                          Total:                 100.00%

* MBA method
                                       Top

***  Less than or equal to

19. Times 30 Days

                   Times 30 Days                 Percent

                   0                              99.71%
                   1                               0.29
                   Total:                        100.00%

                                       Top

20. Prepay Penalty Flag

                   Prepay Penalty Flag           Percent

                   N                             100.00%
                   Total:                        100.00%

                                       Top

21. Prepay Penalty Term

                   Prepay Penalty Term           Percent

                   0                             100.00%
                   Total:                        100.00%

W.A.: 0.0
Lowest: 0
Highest: 0

                                       Top

22. Buydown Agreement

                   Buydown Agreement             Percent

                   N                             100.00%
                   Total:                        100.00%

                                       Top

23. Original Term

                   Original Term                 Percent

                120                                    3.35%
                132                                    0.12
                144                                    0.12
                156                                    0.65
                168                                    0.56
                180                                   95.20
                Total:                               100.00%

W.A.: 177.7 months
Lowest: 120 months
Highest: 180 months

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24. Scheduled Remaining Term

                Scheduled Remaining             Term Percent

                115 - 120                              3.35%
                121 - 168                              1.45
                175 - 180                             95.20
                Total:                               100.00%

W.A.: 177.0 months
Lowest: 118 months
Highest: 180 months

                                       Top

25. Cut-Off Loan Age

                Cut-Off Loan Age                     Percent

                = 0                                   53.94%
                1 - 6                                 46.06
                Total:                               100.00%

W.A.: 0.6 months
Lowest: 0 months
Highest: 5 months

                                       Top

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                     Banc of America Mortgage Securities, Inc.
                                     BOAMS 2003-6 GROUP 1
                                     30 Year Jumbo Fixed Rate Product
                                     Collateral Description

Product Jumbo 30 Year Fixed 3
Amount 800,000,000 +/-5%
Settle July 31, 2003
Gross WAC 5.847% +/-15bps
WAC Range Range ***250 bps
Servicing Fee 25 bps WAM 357 +/-2 mos
Weighted Average LTV ***65.00%
LTV**80% and *90.01% *5.00%
LTV**90% *2.00%
Maximum Loan Amount $1,250,000
Average Loan Balance $508,000 +/- $20,000
Occupancy **90% Owner Occupied
**90% Primary
*10% Secondary
*2% Investor
Delinquency All Current
Property Type **90% SF and PUD
Documentation Type **95% Full / Reduced
Loan Purpose ***20% Cash-out
State Concentration ***50% CA
Zip Code Concentration No Greater than 2%
Delivery Variance Plus/Minus 5%
PMI All Loans ** 80% LTV
Approximate Subordination 2.50% +/-50 bps
Expected Rating Agencies Moody's, S & P, Fitch (2 of the 3)

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and

*   = Less than
**  = Greater than
*** = Less than or equal to
employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       Banc of America Mortgage Securities, Inc.
                                       BOAMS 2003-6 GROUP 2
                                       15 Year Jumbo Fixed Rate Product
                                       Collateral Description

Product Jumbo 15 Year Fixed
Amount 350,000,000 +/-5%
Settle July 31, 2003
Gross WAC 5.371% +/-15bps
WAC Range Range ***200 bps
Servicing Fee 25 bps
WAM 177 +/-2 mos
Weighted Average LTV ***60.00%
LTV **80% and *90.01% *5.00%
LTV **90% *2.00%
Maximum Loan Amount $1,250,000
Average Loan Balance $533,000 +/- $20,000
Occupancy**90% Owner Occupied
**90% Primary
*10% Secondary
*2% Investor
Delinquency All Current
Property Type **90% SF and PUD
Documentation Type **95% Full / Reduced
Loan Purpose ***20% cash-out
State Concentration ***50% CA
Zip Code Concentration No Greater than 2.00%
Delivery Variance Plus/Minus 5%
PMI All Loans ** 80% LTV
Approximate Subordination 1.25% +/-50 bps
Expected Rating Agencies Moody's, S & P, Fitch (2 of the 3)


Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information
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that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and

*   = Less than
**  = Greater than
*** = Less than or equal to
employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.